UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2010

UNITED STATES OIL AND GAS CORP
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53971	26-0231090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11782 Jollyville Road, Suite 211B
Austin, Texas 78759
 (Address of Principal Executive Offices)

(512) 464-1225
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.     Unregistered Sale of Equity Securities.

Between January 2009 and April 2009, United States Oil and Gas Corp (the “Company”) sold an aggregate of $73,100 of principal amount Convertible Promissory Note (the “Notes”) to several accredited investors. The Notes allowed for conversion into shares of the Company’s common stock following a twelve month holding period and upon the Company’s common stock becoming tradable on the OTC Bulletin Board or AMEX.

On October 15, 2010, the Notes were converted by the Company into an aggregate 45,687,500 shares of the Company’s common stock, par value $0.0016, following commencement of trading of the Company’s common stock on the OTCQB on September 29, 2010.

The issuance and sale of the Conversion Shares is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933 and Regulation D promulgated under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2010	UNITED STATES OIL AND GAS CORP

	By:	/S/ Alex Tawse
	Name:	Alex Tawse
	Its:	Chief Executive Officer